I-Sector Corporation AMEX: ISR IP Communications Systems for Enterprise Organizations

Safe Harbor Statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "will" or other similar words are forward-looking statements. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our 2004 annual report on Form 10- K, which we urge you to read. AMEX: ISR

2000 2001 2002 2003 2004 Revenue 17.087 23.62 42.021 62.152 93.1 I-Sector Corporation Revenue In millions AMEX: ISR Cisco-centric IP Communications for enterprise organizations. We believe our focus and expertise makes us a better operator and adds value to the customer relationship. Forecasted rapid growth for enterprise IP Telephony for years to come. We want to build the first national, focused provider of Cisco IP communications solutions. 50% CAGR of revenue. CAGR 50%

Industry AMEX: ISR

VoIP / IP Telephony is now widely understood to be the voice communications technology of the future. Organizations desire cost savings and enhanced functionality from on IP Telephony systems (applications, video). All major equipment manufacturers are pushing IP Telephony. Cisco entered the voice communication business in 1998; now the largest supplier of IP Telephony systems; shipping over 500,000 handsets per quarter. VoIP Continues to Gain Momentum VoIP Continues to Gain Momentum

VoIP / IP Telephony Drives Network Infrastructure Upgrades AMEX: ISR "For every dollar of IP Telephony equipment purchased, enterprise customers spend between $2 and $5 on IP network equipment upgrades." "VoIP" and "IP Telephony" are forms of "IP Communications" and are dependant upon the IP network. Voice applications require a state-of-the-art network. Voice puts increased security demands on the enterprise network. Voice on the network is driving wireless technology in the enterprise. Voice and video on the network are driving demand for increased network storage.

Customer Dependency On Solution Providers Increasing The IP network is the most critical enterprise technology system. Enterprises need support for 99.999% uptime for the IP Communications system. Customers require remote monitoring and remote management support for IP Communications infrastructure. Cisco provides incentives to partners that provide long term support offerings to customers. Our recurring service revenue base from our managed services offering is small but growing rapidly: 1H04 2H04 1H05 2H04(E) $106,000 $175,000 $317,000 $450,000+ AMEX: ISR

"Manufacturer" Competitive Landscape Cisco and Avaya are the leading manufacturers of IP Telephony equipment. Cisco dominates the IP network hardware business that IP Telephony technology relies on. Cisco is the market share leader of installed IP Telephony system handsets in the enterprise market space while Avaya has the largest market share of installed traditional PBX circuit-switched phone system handsets. Business telephony system technology is moving away from Avaya's traditional circuit-switched technology toward Cisco's Internet Protocol network technology. AMEX: ISR

"Solution Provider" Competitive Landscape Cisco depends largely upon its network integrator / solution provider partners to market and support its IP Telephony solutions. Cisco has about 1,000 partners which are largely "computer" and "data network" oriented. There is no national leader that is focused on integration and support of Cisco IP Telephony technology. Many of Cisco's regional partners have strong technical competency but face growth limitations due to capital constraints - acquisition opportunity. AMEX: ISR

AMEX: ISR Company

Management Jim Long - Chairman & CEO - founded company in 1982. Mark Hilz - President & COO - experience as CEO of larger public company; acquisitions experience; served our board prior to joining management in July 2000. Brian Fontana - CFO - since January 2005; experience as CFO with larger public companies; acquisitions experience. Gregg Enders - President and CEO, Stratasoft subsidiary since June, 2005; software company executive with significant experience in sales, marketing and operations. Ex-Cisco management members: VP of Sales; VP of Federal; VP of managed services business; Austin office general manager. AMEX: ISR

IT professional services, including consulting and process outsourcing services. We Operate Through Three Subsidiaries Develops and markets our proprietary Computer-Telephony software applications. Cisco-centric network infrastructure, IP Telephony solutions and related support services AMEX: ISR AMEX: ISR

Business Model Overview

IP Centric Revenue Components

Product
- Necessary
- Cisco-centric
- Network Infrastructure
- IP Telephony

Implementation Services
- Assessment
- Design
- Implementation
- Training

NetSurant Managed Support Services
- SureMonitor
- SureManage
- SureNotify

Stratasoft Software Applications
- Applications
- Utilities
- High value-add
- Proprietary

Customer Solutions = Opportunity

AMEX: ISR

I-Sector

One of Cisco's top IP Telephony partners in the U.S. Purpose built to deliver state-of-the-art enterprise IP Telephony solutions. Comprehensive suite of IP Telephony services. Numerous Cisco awards, including "Regional Partner Of The Year" award for Southern Region multiple times and once for entire U.S. Best possible Cisco pricing discounts. Highest level of technical competence certification for IP Telephony. Ex-Cisco management and senior account executive staff. Our President/COO sits on several Cisco advisory counsels. Cisco-Centric IP Communications Solutions Cisco-Centric IP Communications Solutions Cisco-Centric IP Communications Solutions

Our Computer-Telephony/VoIP Software Proprietary software products; 55%-65% gross margins. Contact center applications evolving to enterprise applications for IP Telephony. Converged IP software applications is expected to be a large growth opportunity. Proprietary product offerings: Comprehensive multi-functional IP-enabled call center application with SIP-based IP soft phone for remote agents. Developing Cisco centric enterprise applications. Stable, quality products; numerous awards from various call center trade associations. Management issues resulted in poor financial performance recently. Recently appointed new President/CEO in order to improve revenue growth performance, which we believe is the key to earnings improvement.

IT Professional Services Smallest of our 3 business units - about 5% of total revenue. High-value-add consulting services and outsourced managed services for the mission critical IT infrastructure, including ITIL (IT Infrastructure Library). Non-strategic to our business plan -- we plan to sell Valerent in the near future in order to further focus the Company and repurpose capital.

Sampling Of Our Customers

Education

Dallas ISD
Houston ISD
Bryan ISD
Caldwell ISD
East Bernard ISD
Garland ISD
Katy ISD
Texarkana ISD

Contractor

IBM
Sprint
Qwest
Verizon
Skycomm
EDS

Government

US Army
US Air Force
Homeland Security
Iraq C.P.A.
National Guard
Department of Justice
City of Houston
City of Plano
City of Georgetown
Tarrant County

Corporate

Stewart and Stevenson
Halliburton
Burlington Resources
Schlumberger
Tyco
Ingersoll Rand
St. Lukes Hospital
Children's Medical
Anadarko
Hunt Petroleum
Container Store
TXU
Haynes and Boone
SkyChefs
United Texas Bank
ENSCO
Beck Construction
Darling International
Stanford Financial
Amegy Bank

AMEX: ISR

I-Sector

Plans, Goals and Strategy AMEX: ISR Continue to leverage general and administrative expenses to improve operating margins. Increase services revenue and expand gross margins. Expand proprietary IP Telephony software offerings with new products focused on enterprise use of VoIP. Expand our proprietary/branded VoIP equipment offerings. National expansion through accretive acquisitions to add revenue and customer base.

Accretive Acquisitions Opportunity Highly fragmented private regional Cisco partners. Financing is limited for smaller solution providers, constraining growth relative to demand in the IP Communications sector. Purchase prices for smaller, capital constrained, private firms are modest relative to revenue generation potential. Opportunity to acquire early in period of "mass adoption" of IP Telephony allows for growth of acquired organizations. We will add value to organizations we acquire: Highly focused IP Telephony strategy and experience. Strong Cisco relationship. "Gold" level pricing and terms on Cisco products. Enhance services capability with long term support offerings. AMEX: ISR

Acquisition Case Study We entered the Austin, Texas market through acquisition in April, 2003. Seller produced about $2.5 million in revenues in calendar 2002, with little growth and little profitability because of capital constraints. Our Austin market revenue is now averaging over $20 million per year. AMEX: ISR

Two Recent Acquisitions Acquired Network Architechs May 2005 Dominant solutions company in New Mexico $20 million in annual revenues. Adds operations in Albuquerque, NM and El Paso, TX Acquired InfoGroup Northwest June 2005 Significant growth opportunity in two large metropolitan markets $10 million in annual revenues. Adds operations in Portland and Eugene, OR and Seattle, WA. Two acquisitions increased number of markets served from 5 to 10. AMEX: ISR

Selected Balance Sheet Information In thousands AMEX: ISR Dec 31, Mar 31, Jun 30, 2004 2005 2005 Assets: Cash $ 4,773 $ 7,185 $ 4,888 Accounts receivables, net 28,277 26,921 34,124 Inventory 1,159 849 8,711 Non-current tangible fixed assets 1,994 1,838 2,597 Liabilities: Debt 8,342 195 8,061 Accounts payable 10,675 15,926 24,499 Other current liabilities 5,931 6,992 8,425 Stockholders' equity 15,849 16,612 18,957 Tangible net asset value 14,736 14,197 10,588 Working capital 13,143 12,453 8,056

Year Ended December 31, 2003 2004 $ Change % Change Revenue $62,152 $93,069 $30,917 50% Gross profit 12,727 19,952 7,225 57% Gross margin 20.5% 21.4% SG&A expenses 15,061 18,254 3,193 21% Operating income (2,334) 1,698 4,032 n/a Net (loss) income (1,836) 1,530 3,366 n/a Shares 3,691 5,004 1,313 36% Diluted EPS (0.50) 0.31 0.81 n/a Year Ended December 31, 2004 Results in thousands, except EPS AMEX: ISR

6 Months Ended June 30, 2004 2005 $ Change % Change Revenue $36,162 $62,116 $25,954 72% Gross profit 7,834 10,772 2,938 38% Gross margin 21.7% 17.3% SG&A expenses 7,734 17,113 9,379 121% Operating income (2,334) (6,359) 4,025 172% Net (loss) income 91 (6,926) 3,366 n/a Shares 4,658 5,434 776 17% Diluted EPS (0.02) (1.27) 0.81 n/a Net income excluding one-time, non-cash charges: 91 (631) (722) n/a 6 Months Ended June 30, 2005 dollars in thousands, except EPS AMEX: ISR

6 Months Ended June 30, 2004 2005 $ Change % Change Stratasoft Results: Revenue $ 4,306 $ 3,384 $ (933) (22%) Gross profit 2,458 1,663 (795) (32%) Gross margin 57.1% 49.1% SG&A expenses 2,150 2,956 806 37% Operating income 308 (1,293) (1,601) n/a Excluding Stratasoft: Revenue $ 31,856 $ 58,732 $ 26,876 84% Operating income * 208 664 872 419% * Excludes one-time, non-cash charge of $5,729 in 2005 period. Stratasoft Subsidiary Operating Performance Masks Ongoing Improvement In Balance of Operations dollars in thousands AMEX: ISR

Common Stock - As of September 19, 2005 AMEX: ISR $4.93 per share Diluted shares: 7.1 million * Market cap: $35 million * Float: 3.0 million 90-day average volume: 15,000 Management owns about 35% 1 year * includes effect of minority interest conversion on 3/18/05 and two recent acquisitions.

Current Issue #1 - Stratasoft Operating Performance Underperformance in sales for the past two quarters resulted in substantial operating losses that offset improvement in balance of the company. Because of low variable costs, changes in revenue substantially impact gross margin and operating profitability. Reduced headcount by about 20% in past two months to cut cost. The real fix to operating profitability will come from growing revenue, which we believe is possible because of specific issues and because of new leadership. New sales/marketing-focused President/CEO in June, new VP of Sales and new VP of ops in August. Turn-around in sales will likely take at least into 4Q05. AMEX: ISR

Short-Term Issue #2 - DISD Project Payment Delay On July 24, 2005 the Dallas Morning News reported that the Chief Technology Officer of DISD, a large customer, had received possibly improper gifts from the CEO of the lead consortium member, one of 12 vendors on a large project. SLD (Schools and Libraries Division of USAC) holding payments to all vendors on DISD project pending investigating of allegations -- $13.4 million held up. Our internal investigation shows that it is unlikely that any serious violation occurred. Until resolved we must put our acquisition plans on temporary hold and resolve liquidity issues with temporary measures. Attempting to put a temporary credit facility in place to finance these overdue SLD receivables until resolved - process held up by participant bank. AMEX: ISR

Summary (millions) An exciting, growing industry segment in which we are a highly focused, unique company, which has enabled us to gain market share. History of and plan for: Growing revenue organically. Accretive acquisitions. Leveraging SG&A expenses to improve profitability. Substantial opportunity for further geographic expansion through accretive acquisitions. Two key issues must be resolved in order to take advantage of opportunity. 2000 2001 2002 2003 2004 Revenue 17.087 23.62 42.021 62.152 93.1 Revenue AMEX: ISR In millions CAGR 50%